EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, her true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature:  /s/ Patricia C. Hartung
Print Name: Patricia C. Hartung

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature:  /s/ David P. Allred, M.D.
Print Name: David P. Allred, M.D.

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature:   /s/ Harold Clinkscales Jr.
Print Name: Harold Clinkscales, Jr.

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature:  /s/ B. Marshall Keys
Print Name: B. Marshall Keys

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature:  /s/ Wayne Q. Justesen Jr.
Print Name: Wayne Q. Justesen, Jr.

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature: /s/ Clinton C. Lemon Jr.
Print Name: Clinton C. Lemon, Jr.

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature:  /s/ Miles Loadholt
Print Name: Miles Loadholt

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature: /s/ Thomas C. Lynch Jr.
Print Name: Thomas C. Lynch, Jr.

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature:  /s/ H. Edward Munnerlyn
Print Name: H. Edward Munnerlyn

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature: /s/ Geroge B. Park
Print Name: George B. Park

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature: /s/ George D. Rodgers
Print Name: George D. Rodgers

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature: /s/ Charles J. Rogers
Print Name: Charles J. Rogers

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation (hereinafter referred to as the “Company”), does hereby constitute and appoint William G. Stevens, with full power of substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the Act of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2005, including all amendments thereto (the “Form 10-K”), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 15th day of March, 2006.

Signature:  /s/ Lex D. Walters, Ph.D.
Print Name: Lex D. Walters, Ph.D.